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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 1998

                                INFONAUTICS, INC.
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                 (Exact name of registrant specified in Charter)

    Pennsylvania            0-28284               23-2707366
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   (State or other        (Commission            IRS Employer
   jurisdiction of        File Number)       Identification No.)
   incorporation)

       900 West Valley Road, Suite 1000
             Wayne, Pennsylvania                          19087
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   (Address of principal executive offices)              Zip Code

           Registrant's telephone, including area code: (610) 971-8840

                                (not applicable)
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         (Former name and former address, if changed since last report)

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Item 5.           Other Events.

     On October 19, 1998, Infonautics, Inc. issued a press release announcing its third quarter financial results and its appeal to Nasdaq regarding the possible delisting of its shares of Class A Common Stock from the Nasdaq National Market System. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

        The following is filed as an exhibit to this Current Report on Form 8-K:

         99       Press Release dated October 19, 1998

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INFONAUTICS, INC.

                                  By: /s/Gerard Lewis
                                  -------------------
                                        Gerard Lewis
                                        Vice President and General Counsel

Dated:  October 19, 1998

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                                  Exhibit Index

Exhibit

99                Press Release dated October 19, 1998